UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02328

Boulder Growth & Income Fund Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO		80302
(Address of principal executive offices)		(Zip code)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(303) 444-5483

Date of fiscal year end:	November 30, 2007

Date of reporting period:	May 31, 2007

Item 1. Reports to Stockholders.

Boulder Growth & Income Fund, Inc.

Semi-Annual Report

May 31, 2007

Dear Stockholder:

The Boulder Growth & Income Fund had a total return on net asset value of 7.6% for the six months ending 5/31/07, lagging the S&P 500 Index which had a return of 10.3% for the same period. The Fund's total return on market price was 7.1%. The Fund was trading at a 15% premium to net asset value on 5/31/07.

Below is a comparison of the Fund's NAV performance with that of the S&P 500 Index, the Dow Jones Industrial Average and the NASDAQ Composite:

Cumulative Returns	3 Months Ended 5/31/07	6 Months Ended 5/31/07	One Year Ended 5/31/07	Three Years* Ended 5/31/07	Five Years* Ended 5/31/07	Since January 2002**
Boulder Growth & Income Fund	4.5%	7.6%	20.5%	14.2%	10.7%	9.5%
S&P 500 Index	9.3%	10.3%	22.8%	13.0%	9.4%	7.8%
Dow Jones Industrial Average	11.7%	12.7%	24.8%	12.7%	8.9%	8.5%
NASDAQ Composite	8.0%	7.5%	20.4%	10.2%	10.7%	6.4%

The total returns for BIF in the table above do not include the affect of dilution from the 12/2002 rights offering. If the affect of dilution is included, the 5 year and since 1/2002 annualized return would have been 6.6% and 5.8% respectively.

*  Annualized

**  Annualized since January 2002, when the current Advisers became investment advisers to the Fund.

The Fund had many more stocks that were up in the six month period than down. Some were significantly higher, like Hang Lung Properties, up 42% in the period, First American Corporation, up approximately 40% in the period, and New City Residences (a Japanese Company), up over 36% in the period. Also up were Fidelity National Financial, Caterpillar, Eaton Corp, Heineken, and Kiwi Income Property Trust, up 27%, 26.7%, 22%, 18% and 16% respectively (price only). Three things have kept our performance under the S&P 500 Index: (i) a large cash position which earns money-market rates; (ii) a lackluster return on Berkshire Hathaway, the Fund's biggest position comprising 28% of the Fund's total assets; and, (iii) most importantly, the total absence of any energy stocks in the Fund's portfolio. The absence of energy stocks is because of our inability to predict oil prices and our belief that energy company prices are largely driven by oil prices. As a result, the energy boom has just passed us by. In the six month period, Berkshire had a total return of 2.3%. So, do we think we should sell the Berkshire because of its underperformance? No, we don't. At least not in the near-term. It is still an excellent company which owns a whole stable full of good companies; and, they have a boatload of cash which Warren Buffett, the greatest investor of all time, is looking to employ at much better rates of return than cash. His long history of successfully doing this leads us to believe he will do so again sometime in the future. Mr. Buffett says that it is better for that cash to be lying restlessly in our pockets than comfortably in someone else's. Our belief is that the companies owned by Berkshire will outperform the rest of the market over the long-term, and therefore Berkshire Hathaway stock should follow suit. What is the "long-term?" Something north of 10 years, but the more years you take, the closer you get to the definition of "long-term."

Of the four stocks that were down the most in the Fund, three of them were homebuilders: Lennar, Pulte Homes, and Standard Pacific. Though they were down in price between 13% and 19% the last six months, all the homebuilding stocks together comprise less than 1% of the Fund's assets. Homebuilding is a cyclical business and the homebuilders have proven to be terrific cash generators during the up cycle. They have not all been good at using that cash for the shareholders' benefit. We have a token position in several homebuilders and will try to be wise in choosing the time to increase it. The Fund has been carrying just over a 10% cash position and ended the period with about a 13% position in cash and cash equivalents. If we find some things to buy, we have the cash ready to do it.

We recently read a statistic about shareholder voting and the apathy that accompanies it. But it also has a lot to do with investing. The article stated that of the 29 largest mutual fund companies, the funds supported over 75% of management sponsored proposals in the last 12 months. On the surface, you may say there is nothing wrong with that. We would say that some companies are run by management who looks out for the shareholders' best interests, and they may deserve nearly 100% of shareholder support on items up for vote. But we would also say that many companies are run by management who first look out for themselves to varying degrees and the shareholders are a distant second. We would say shareholder items proposed by this type of management may deserve 0% support. We intend to invest in the former and thus will likely support management on almost all issues.

Now for the investing side of all this: Let's say Mr. Big, the CEO at ABC Widget Corporation proposes that he and his V.P.'s (i.e., cronies) should get 5 million options priced at a pittance and they don't expire for 20 years. According to this survey, 75.8% of the shares held by mutual funds will stick their heads in the sand and vote "Yes." It is likely Mr. Big will get his options. So, here is the conundrum. As an investor, you or I don't have to buy this company. We can sit on the sidelines and watch it. It may be a great company, with a terrific product, and it may be extremely profitable. Yet it is run by a manager who extracts millions in pay above his true worth. What do you do? You may rationalize that although management is overpaying itself, the profits of the company more than make up for this, and you invest. Or you may come to the conclusion that if management is so boldly dishonest with its pay policies that they are likely dishonest in other areas (see Enron, Adelphia, and dozens of dot-com companies from the late '90's as prime examples). It's a tough call, and there is no pat answer to this conundrum. But it's something we encounter from time to time in our endeavors. Each situation is unique. You've heard about the market being "efficient." It's an interesting theory. And fortunately, it's not true. Let's take our ABC Widget Corporation and suppose everyone is a keen investor seeing right through Mr. Big and says: "I'm not going to invest my hard earned dollars where the CEO extracts so many million dollars directly out of the shareholders' pocket." OK, fine. What does the stock price do? It goes down. How far? Maybe a lot. At some point, one of these wise investors will step up to the plate and buy the stock because it is so absurdly cheap that the CEO's exorbitant pay really does become meaningless. But more often than not, most investors ignore the CEO's pay and they buy the stock, pushing it to stratospheric valuations, which, by the way, only goes to enrich the CEO even more—remember those 5 million options he awarded himself? And as if all these options weren't enough, now we come to find in corporate America that some managers were "back-dating" the prices on their options, finding a date when their stock price was at or near a low and pricing it on that date. Pathetic.

In early May, 2007 we filed a registration statement for a one-for-one rights offering. After receiving comments from the SEC, the Board decided to change the terms of the rights offering to a one-for-three (giving shareholders the right to buy one new share for each three shares they own on the record date), and to price the new shares at the net asset value on the pricing date. The rights will be non-transferable and thus not subject to purchase or sale. However, any shares not purchased by record date shareholders in the primary subscription will be in a pool available for those who wish to subscribe for more than their original allotment (the oversubscription pool). Shares available in the over-subscription will be awarded on a pro rata basis based on the number of shares held on the record date. We expect the amended registration statement to be filed with the SEC by the time you receive this letter, and to file the final around the end of July. This would put the timeframe for the rights to be issued sometime in August, and the exercise/pricing of the new shares around the end of August or beginning of September.

If you are a relatively new shareholder to Boulder Growth & Income, welcome aboard! We hope you are with us for the long term (see the definition a few paragraphs above). We understand that some shareholders have been attracted to the Fund for its high dividend payout. But we want you to be aware that this dividend is not necessarily income or earnings that we are paying out. We expect that a substantial portion of the dividend will be return of capital. Shareholders can look at this in one of two ways: (1) you can view it as a return of your original investment—getting your own money back, which is, of course, tax free, or (2) you can view it as us paying out some of the unrealized gains in the portfolio in a regular monthly distribution—but again, the return of capital is not taxed. The bottom line of our performance is not necessarily how much we pay out, although when you are calculating returns, you must remember to include dividends you receive, but it is how well the stocks in the Fund's portfolio perform over time, which can include dividends and more importantly capital appreciation.

Our website at www.boulderfunds.net is an excellent source for information on the Fund. One of the new features on the website is the ability to sign up for electronic delivery of stockholder information. Through electronic delivery, you can enjoy the convenience of receiving and viewing stockholder communications, such as annual reports, managed distribution information, and proxy statements online in addition to, but more quickly than, the hard copies you currently receive in the mail. To enroll, simply go to www.boulderfunds.net/enotify.htm. Also on the website, you will find information about the Boulder Growth & Income Fund's sister fund—the Boulder Total Return Fund.

Sincerely,

Stewart R. Horejsi  Carl D. Johns
Stewart Investment Advisers  Boulder Investment Advisers, LLC
Barbados, W.I.  Boulder, Colorado

July 10, 2007

Boulder Growth & Income Fund, Inc.

Exhibit 1

(Unaudited)

Change in Principal Value of Asset Classes 11/30/2006 to 5/31/2007

		Common Stock Investments
		REITS	Industrials	RICS	Total
Beginning Market Value	11/30/06	$35,799,815	$76,172,630	$3,911,408	$115,883,853
Cost of Purchases	12/01/06 - 5/31/07	5,324,908	8,648,983	0	13,973,891
Proceeds from Sales	12/01/06 - 5/31/07	16,633,955	5,600,398	1,451,119	23,685,472
Net Purchases/(Sales)		(11,309,047)	3,048,585	(1,451,119)	$(9,711,581)
Beginning Market Value Plus Net Purchases/(Sales)		24,490,768	79,221,215	2,460,289	106,172,272
Net Appreciation		3,893,618	1,855,190	(44,572)	5,704,236
Ending Market Value	5/31/07	28,384,386	81,076,405	2,415,717	$111,876,508
Number of Issues Held		5/31/07	17	25	2
Cash and other					$17,581,674
AMPS Redemption Value					(25,000,000)
Total Net Assets applicable to Common Stock Shareholdes					$104,458,182

Financial Data
(Unaudited)

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price	Dividend Paid
11/30/06	$9.08	$10.45	$0.100
12/31/06	9.19	9.61	0.100
1/31/07	9.38	10.27	0.100
2/28/07	9.06	11.43	0.115
3/31/07	9.10	11.99	0.115
4/30/07	9.13	13.24	0.115
5/31/07	9.18	10.52	0.115

Portfolio of Investments as of May 31, 2007 (Unaudited)  Boulder Growth & Income Fund, Inc.

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS-86.4%
DOMESTIC COMMON STOCKS-63.8%
Beverages-6.8%
164,500	Anheuser-Busch Companies, Inc.	$8,774,430
Buildings-Residential/Commercial-0.8%
6,300	Lennar Corp., Class A	287,595
5,000	MDC Holdings Inc.	271,700
8,000	Pulte Homes, Inc.	218,320
10,000	Standard Pacific Corp.	213,200
		990,815
Construction Machinery-1.2%
20,000	Caterpillar, Inc.	1,571,600
Data Processing-Management-0.9%
20,690	Fidelity National Information Services Inc.	1,115,605
Diversified-27.6%
310	Berkshire Hathaway Inc., Class A†	33,941,900
500	Berkshire Hathaway Inc., Class B†	1,812,500
		35,754,400
Financial Services-0.1%
118,000	Doral Financial Corp.†	151,040
Food-0.9%
21,000	Wm. Wrigley Jr. Company	1,230,600
Health Care Products & Services-0.9%
18,000	Johnson & Johnson	1,138,860
Insurance-3.4%
47,074	Fidelity National Financial, Inc.	1,319,955
40,000	First American Corporation	2,142,000
27,000	Marsh & McLennan Companies, Inc.	886,410
		4,348,365
Manufacturing-3.6%
50,500	Eaton Corporation	4,733,870
Pharmaceuticals-1.5%
70,000	Pfizer, Inc.	1,924,300
REITS-6.6%
41,100	General Growth Properties, Inc.	2,426,544
75,000	Nationwide Health Properties, Inc.	2,330,250
25,000	Redwood Trust, Inc.	1,339,750
15,000	Regency Centers Corporation	1,178,550
42,000	Sun Communities, Inc.	1,299,900
		8,574,994
Retail-5.9%
35,000	The Home Depot, Inc.	1,360,450
133,000	Wal-Mart Stores, Inc.	6,330,800
		7,691,250

See accompanying Notes to Financial Statements

Portfolio of Investments as of May 31, 2007 (Unaudited)  Boulder Growth & Income Fund, Inc.

Shares	Description	Value (Note 1)
DOMESTIC COMMON STOCKS - continued
RICS-1.9%
105,600	Flaherty & Crumrine Claymore Preferred Securities Income Fund, Inc.	2,257,728
7,592	Flaherty & Crumrine Claymore Total Return Fund, Inc.	157,989
		2,415,717
Savings & Loans-1.7%
51,000	Washington Mutual, Inc.	2,229,720
	Total Domestic Common Stocks (cost $61,041,404)	82,645,566
FOREIGN COMMON STOCKS-22.5%
Australia-1.1%
983,610	ING Office Fund, REIT	1,465,353
France-2.1%
9,500	Unibail, REIT	2,726,247
Germany-0.9%
20,690	Deutsche Wohnen AG, REIT	1,122,012
Hong Kong-5.7%
500,000	Henderson Investment, Ltd., REIT	1,076,756
650,000	Wheelock & Company, Ltd., REIT	1,599,513
110,000	Cheung Kong Holdings, Ltd.	1,423,852
600,000	Hang Lung Properties, Ltd., REIT	1,889,764
2,052,000	Midland Holdings, Ltd.	1,345,143
		7,335,028
Japan-1.1%
250	New City Residence Investment Corporation, REIT	1,459,180
Netherlands-1.4%
31,663	Heineken NV	1,844,897
New Zealand-3.8%
4,150,135	Kiwi Income Property Trust, REIT	4,896,163
Singapore-1.2%
850,000	Ascendas Real Estate Investment Trust	1,561,672
Turkey-0.1%
45,000	Dogus Ge Gayrimenkul Yatirim Ortakligi A.S., REIT†	75,355
United Kingdom-5.1%
65,000	British Land Co. PLC, REIT	1,860,502
25,000	Diageo PLC, Sponsored ADR	2,134,750
235,000	Lloyds TSB Group PLC	2,672,908
		6,668,160
	Total Foreign Common Stocks (cost $19,516,781)	29,154,067

See accompanying Notes to Financial Statements

Portfolio of Investments as of May 31, 2007 (Unaudited)  Boulder Growth & Income Fund, Inc.

Shares	Description	Value (Note 1)
PREFERRED STOCKS-0.1%
3,000	Public Storage, Inc., REIT† (cost $76,273)	$76,875
	Total Long Term Investments (cost $80,634,458)	111,876,508
Par Value
SHORT TERM INVESTMENTS-10.8%
BANK DEPOSIT-0.0%*
$68,000	Investors Bank & Trust Money Market Deposit Account, 4.200% due 6/01/07 (cost $68,000)	68,000
FOREIGN GOVERNMENT BONDS-7.5%
New Zealand-1.9%
3,325,000	New Zealand Treasury Bill, due 7/11/07(a)	2,431,340
United Kingdom-5.6%
1,200,000	United Kingdom Treasury Bill, due 10/22/07(a)	2,321,735
2,465,000	United Kingdom Treasury Bill, 8.500% due 7/16/07	4,891,981
		7,213,716
	Total Foreign Government Bonds (cost $9,390,467)	9,645,056
U.S. TREASURY BILLS-3.3%
1,000,000	4.780% due 6/14/07	998,274
1,300,000	4.880% due 6/28/07	1,295,242
2,000,000	4.895% due 6/21/07	1,994,561
	Total U.S. Treasury Bills (cost $4,288,077)	4,288,077
	Total Short Term Investments (cost $13,746,544)	14,001,133
Total Investments-97.2%
	(cost $94,381,002)	125,877,641
	Other Assets and Liabilities-2.8%	3,580,541
	Total Net Assets Available to Common Stock and Preferred Stock-100%	129,458,182
	Auction Market Preferred Stock (AMPs) Redemption Value	(25,000,000)
	Total Net Assets Available to Common Stock	$104,458,182

†  Non-income producing security.

(a)  Zero coupon bond.

*  Amount represents less than 0.1% of net assets.

ADR  -  American Depository Receipt

REIT  -  Real Estate Investment Trust

See accompanying Notes to Financial Statements

Investments as a % of Net Assets (Unaudited)

Data Processing - Management - 0.9%
Health Care Products & Services - 0.9%
Food - 0.9%
Construction Machinery - 1.2%
Pharmaceuticals - 1.5%
Savings & Loans - 1.7%
RICS - 1.9%
U.S. Treasury Bills - 3.3%
Insurance - 3.4%
Manufacturing - 3.6%
Retail - 5.9%
Beverages - 6.8%
Foreign Common Stocks (excluding foreign REITs) - 7.3%
Foreign Government Bonds - 7.5%
REITS (including foreign REITs) - 21.8%
Diversified - 27.6%
Other Assets and Liabilities - 2.8%
Preferred Stocks - 0.1%
Financial Services - 0.1%
Buildings - Residential/ Commercial - 0.8%

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities  Boulder Growth & Income Fund, Inc.

May 31, 2007 (Unaudited)

ASSETS:
Investments, at value (Cost $94,381,002) (Note 1)		$125,877,641
Cash		726
Foreign currency (cost $16,524)		16,506
Receivable for investments sold		3,333,710
Dividends and interest receivable		293,235
Prepaid expenses and other assets		178,650
TOTAL ASSETS		129,700,468
LIABILITIES:
Investment co-advisory fees payable (Note 2)		$135,671
Administration, co-administration and custodian fees payable (Note 2)		38,842
Accumulated undeclared dividends on Taxable Auction Market Preferred Stock (Note 5)		10,832
Legal and audit fees payable		54,386
Accrued expenses and other payables		2,555
TOTAL LIABILITIES		242,286
FUND TOTAL NET ASSETS		$129,458,182
TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000 shares authorized, 1,000 shares outstanding, liquidation preference of $25,000 per share (Note 5)		25,000,000
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)		$104,458,182
NET ASSETS (Applicable to Common Stockholders) consist of:
Distributions in excess of net investment income		$(5,716,325)
Accumulated net realized gain on investments sold		583,084
Unrealized appreciation of investments		31,504,631
Par value of Common Stock (Note 4)		113,833
Paid-in Capital in excess of par value of Common Stock		77,972,959
TOTAL NET ASSETS (Applicable to Common Stock, 11,383,336 shares outstanding)	$9.18	$104,458,182

See accompanying Notes to Financial Statements

Statement of Operations  Boulder Growth & Income Fund, Inc.

For the Six Months Ended May 31, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $36,692)	$3,790,610
Interest and other income	306,884
TOTAL INVESTMENT INCOME:	4,097,494
EXPENSES:
Investment co-advisory fees (Note 2)	$808,003
Administration, co-administration and custodian fees (Note 2)	201,651
Legal and audit fees	78,076
Directors fees and expenses (Note 2)	50,296
Preferred Stock broker commissions and Auction Agent fees	36,752
Printing fees	27,069
Insurance expenses	8,311
Other	37,473
GROSS EXPENSES	1,247,631
Fees waived by Administrator (Note 2)	(20,225)
OPERATING EXPENSES	1,227,406
NET INVESTMENT INCOME	2,870,088
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Securities	4,617,721
Foreign currency related transactions	193,415
4,811,136
Net change in unrealized appreciation of:
Securities	1,515,949
Foreign currency related transactions	344
1,516,293
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,327,429
LESS: PREFERRED STOCK DIVIDENDS	(659,071)
NET INCREASE IN NET ASSETS FROM OPERATIONS APPLICABLE TO COMMON SHARES	$8,538,446

See accompanying Notes to Financial Statements

Statement of Changes in Net Assets  Boulder Growth & Income Fund, Inc.

	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006
OPERATIONS:
Net investment income	$2,870,088	$4,546,584
Net realized gain on investments sold during the period	4,811,136	732,245
Net change in unrealized appreciation of investments during the period	1,516,293	16,320,920
Net increase in net assets resulting from operations	9,197,517	21,599,749
DISTRIBUTIONS: PREFERRED STOCK DIVIDENDS
Dividends paid from net investment income	(659,071)	(1,244,284)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS APPLICABLE TO COMMON SHARES	8,538,446	20,355,465
DISTRIBUTIONS: COMMON SHARES
Dividends paid from net investment income	(2,798,533)	(3,991,542)
Dividends paid from return of capital	(4,705,202)	(4,168,456)
Total Distributions: Common Shares	(7,503,735)	(8,159,998)
CAPITAL SHARE TRANSACTIONS:
Net asset value of shares issued in connection with the reinvestment of dividends from net investment income and distributions from net realized gains and return of capital	319,056	235,467
NET INCREASE IN NET ASSETS FOR THE PERIOD	1,353,767	12,430,934
NET ASSETS:
Beginning of period	128,104,415	115,673,481
End of period (including undistributed net investment income/ (ditributions in excess of) of $(5,716,325) and $(423,607), respectively)	$129,458,182	$128,104,415
AUCTION MARKET PREFERRED SHARES (AMPS) REDEMPTION VALUE	(25,000,000)	(25,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES	$104,458,182	$103,104,415

See accompanying Notes to Financial Statements

Financial Highlights  Boulder Growth & Income Fund, Inc.

For a Common share outstanding throughout each period

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

	Six Months Ended May 31, 2007		Year Ended November 30,						Five Months Ended November 30,		Year Ended June 30,
	(Unaudited)		2006		2005(e)		2004	2003	2002(b)		2002
OPERATING PERFORMANCE:
Net asset value, beginning of period	$9.08		$8.00		$7.58		$6.65	$6.59	$7.15		$8.65
Net investment income/(loss)	0.25		0.40		0.04		0.01	(0.03)	0.02		0.58
Net realized and unrealized gain/ (loss) on investments	0.57		1.51		0.39		0.95	1.23	(0.58)		(1.49)
Total from investment operations	0.82		1.91		0.43		0.96	1.20	(0.56)		(0.91)
DISTRIBUTIONS: PREFERRED STOCK
Dividends paid from net investment income to AMP* Stockholders	(0.06)		(0.11)		(0.01)		—	—	—		—
Change in accumulated undeclared dividends on AMP* Stockholders	—	(c)	(0.00	)(c)	(0.00	)(c)	—	—	—		—
Net Increase/(Decrease) from operations applicable to common shares	0.76		1.80		0.42		0.96	1.20	(0.56)		(0.91)
DISTRIBUTIONS: COMMON SHARES
Dividends paid from net investment income	(0.25)		(0.35)		—		—	—	—		—
Dividends paid from return of capital	(0.41)		(0.37)		—		(0.03)	(0.07)	—		(0.59)
Dilutive Impact of Rights Offering††	—		—		—		—	(1.07)	—		—
Net Increase/(Decrease) in Common Net Asset Value	0.10		1.08		0.42		0.93	0.06	(0.56)		(1.50)
Net asset value, end of the period	$9.18		$9.08		$8.00		$7.58	$6.65	$6.59		$7.15
Market value, end of period	$10.52		$10.45		$6.96		$6.63	$5.50	$5.22		$6.78
Total investment return based on net asset value(a)(d)	7.58%		23.45%		5.54%		14.44%	2.37%	(7.83)%		(11.36)%
Total investment return based on market value(a)(d)	7.12%		63.31%		4.98%		21.02%	6.89%	(23.01)%		(14.47)%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:
Operating expenses	2.35	%†††	2.47%		2.24%		2.00%	1.93%	4.40	%†††	1.95%†
Operating expenses including interest expense	—		—		3.00%		2.38%	2.30%	—		—
Operating expenses without fee waiver	2.39%		2.52%		3.06%		2.06%	—	—		—
Net investment income(b)	4.11	%(f)†††	3.44	%(f)	0.55	%(f)	0.01%	0.08%	0.79	%†††	6.96%
SUPPLEMENTAL DATA:
Portfolio turnover rate	12%		35%		41%		33%	40%	21%		180%
Net assets, end of the period (in 000's)	$104,458		$103,104		$90,673		$85,896	$75,286	$37,309		$40,514
Number of shares outstanding at the end of period (in 000's)	11,383		11,353		11,328		11,328	11,328	5,664		5,664
Ratio of operating expenses to Total Average Net Assets including AMP*	1.90	%†††	1.96%		2.46%		—	—	—		—

*  Taxable Auction Market Preferred Stock ("AMP")

(a)  Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan

(b)  Fiscal year end changed to to November 30. Prior to this, the fiscal year end was June 30.

(c)  Amount represents less than $0.01 per Common share.

(d)  Total return is not annualized for periods less than one year.

(e)  On October 17, 2005, the Fund issued 1,000 shares of AMP's.

(f)  For the years ended November 30, 2005 and 2006, the net investment income ratio reflects income net of operating expenses and payments and change in undeclared dividends to AMP Stockholders.

†  For the year ended June 30, 2002, the ratio of expenses to average net assets excluding the costs attributable to a proxy contest and related matters was 1.65%

††  The Rights Offering was fully subscribed at a subscription price of $4.34 for 5,663,892 shares, which equals $24,581,291 in gross proceeds.

†††  Annualized.

See accompanying Notes to Financial Statements

Financial Highlights (Continued) (Unaudited)  Boulder Growth & Income Fund, Inc.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding. (1).

	Total Shares Outstanding	Average Coverage Per Share	Involuntary Liquidating Preference Per Share(2)	Average Market Value Per Share(2)
05/31/07	1,000	$129,458	$25,000	$25,000
11/30/06	1,000	128,167	25,000	25,000
11/30/05	1,000	115,673	25,000	25,000

(1) See Note 5

(2) Excludes accumulated undeclared dividends

See accompanying Notes to Financial Statements

Notes to Financial Statements (Unaudited)  Boulder Growth & Income Fund, Inc.

Note 1. Significant Accounting Policies

Boulder Growth & Income Fund, Inc. (the "Fund"), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded using the interest method.

The actual amounts of dividend income and return of capital received from investments in real estate investment trusts ("REITS") and registered investment companies ("RICS") at calendar year-end are determined after the end of the fiscal year. The Fund therefore estimates these amounts for accounting purposes until the actual characterization of REIT and RIC distributions is known. Distributions received in excess of the estimate are recorded as a reduction of the cost of investments.

Foreign Currency Translation: The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated in US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions.

Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and the subsequent sale trade date is included in gains and losses on investment securities sold.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Dividends and Distributions to Stockholders: On May 12, 2006, stockholders approved a managed distribution policy for the Fund. As such, the Fund makes regular monthly distributions, currently equal to $0.115 per share, per month. About half of the monthly distributions consisted of a return of capital to stockholders in 2006. A "return of capital" represents a return of a stockholder's original investment in the Fund's shares, and should not be confused with a dividend yield. The distributions also included a component of net investment income. An IRS Form 1099-DIV will be sent to stockholders at the end of each year indicating the tax characteristic of the distributions they received and exactly how much would be net investment income, ordinary income, capital gains, if any, and return of capital, if any. The Fund does

Notes to Financial Statements (Unaudited)  Boulder Growth & Income Fund, Inc.

not expect that distributions will include any capital gain component. The Fund's managed distribution policy may be terminated at any time by the Fund's Board of Directors.

However, it is possible that a portion of the distributions will represent capital gains earned by the Fund but offset by capital loss carry-forwards, which will be taxable at ordinary income tax rates. To the extent stockholders receive a return of capital they will be required to adjust their cost basis by the same amount upon the sale of their Fund shares. Stockholders should seek their own tax advice regarding the reporting of income and the gain or loss on the sale of the Fund's shares.

Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Stockholders as a credit against their own tax liabilities.

Federal Income Taxes: The Fund intends to qualify as a registered investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), applicable to RICs and intends to distribute substantially all of its taxable net investment income to its stockholders. Therefore, no Federal income tax provision is required.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Stockholders. The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Investment Co-Advisory Fees, Directors' Fees, Administration Fee, Co-Administration Fee, Custody Fee and Transfer Agent Fee

Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") serve as the Fund's Co-Investment Advisers ("Advisers"). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund's average monthly net assets (including the principal amount of leverage, if any). The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC"), and the Lola Brown Trust No. 1B (the "Lola Trust"), each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

Fund Administrative Services, LLC ("FAS") serves as the Fund's Co-Administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting stockholder relations, authorizing expenses and other administrative tasks. Under the Administration Agreement, the Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and, 0.15% on the value of the Fund's average monthly assets over $400 million. Notwithstanding, FAS has agreed to cap the Fund's total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee should the total monthly administration expenses exceed 0.30%. The equity owners of FAS are EALLC and the Lola Trust, each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

Notes to Financial Statements (Unaudited)  Boulder Growth & Income Fund, Inc.

The Fund pays each Director who is not a director, officer or employee of the Advisers or FAS a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Investors Bank & Trust Company ("Investors Bank") serves as the Fund's Co-Administrator and Custodian. As compensation for its services, Investors Bank receives certain out-of-pocket expenses, transaction fees and asset-based fees, which are accrued daily and paid monthly. The Fund pays Investors Bank an annualized fee of 0.058% of the Fund's average monthly net assets for the first $300 million and 0.04% for average monthly net assets over $300 million, in addition to any out-of-pocket and transaction fees. Effective July 2, 2007, the parent company of Investors Bank was acquired by State Street Corporation.

PFPC Inc. ("PFPC") serves as the Fund's Common Stock Servicing Agent (transfer agent), dividend-paying agent and registrar, and as compensation for PFPC's services as such, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas, a wholly owned subsidiary of Deutsche Bank AG ("Auction Agent"), serves as the Fund's Taxable Auction Market Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

Note 3. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities for the six months ended May 31, 2007 excluding short-term investments, aggregated $20,919,505 and $28,120,090, respectively.

At May 31, 2007, based on cost of $94,707,871 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $31,651,375 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $481,605.

Note 4. Common Stock

At May 31, 2007, 249,990,000 of $0.01 par value Common Stock were authorized of which 11,383,336 were outstanding.

Note 5. Taxable Auction Market Preferred Stock

The Fund's Articles of Incorporation authorize the issuance of up to 10,000 shares of $0.01 par value Preferred Stock. On October 17, 2005, the Fund issued 1,000 shares of Taxable Auction Market Preferred Stock. Offering costs of $250,000 were paid directly to Merrill Lynch, Pierce Fenner & Smith Inc., all of which was charged to capital of Common Stock to complete the transaction. Taxable Auction Market Preferred Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Stockholders. Dividends on shares of Taxable Auction Market Preferred Stock are cumulative.

The Fund is required to meet certain asset coverage tests with respect to the Taxable Auction Market Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Taxable Auction Market Preferred Stock at a redemption price of $25,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Stockholders and could lead to sales of portfolio securities at inopportune times.

An auction of the Taxable Auction Market Preferred Stock is generally held every 28 days. Existing stockholders may submit an order to hold, bid or sell such shares at par value on each auction date. Taxable Auction Market Preferred Stock Stockholders may also trade shares in the secondary market between auction dates.

On May 31, 2007, 1,000 shares of Taxable Auction Market Preferred Stock were outstanding at the annual rate of 5.20%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Stockholders. While the Fund expects to earn a higher return on its assets than the cost associated with the Taxable Auction Market Preferred Stock, including expenses, there can be no assurance that such results will be attained.

Notes to Financial Statements (Unaudited)  Boulder Growth & Income Fund, Inc.

Note 6. Portfolio Investments, Concentration and Investment Quality

The Fund operates as a "non-diversified" investment company, as defined in the 1940 Act. As a result of being "non-diversified", with respect to 50% of the Fund's portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund's portfolio, although no single investment can exceed 25% of the Fund's total assets at the time of purchase. A more concentrated portfolio may cause the Fund's net asset value to be more volatile than it has been historically and thus may subject stockholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of May 31, 2007, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund's common stock, and the Fund's net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

At the April 2005 Annual Meeting of Stockholders, stockholders approved a proposal, that eliminates the Fund's fundamental investment restriction regarding investment in foreign securities. Prior to this meeting, the Fund was not permitted to invest more than 20% of its assets in foreign securities. The Fund now has no restrictions on its ability to invest in foreign securities. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Advisers may not be able to sell the Fund's portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund's return.

At the April 2007 Annual Meeting of Stockholders, stockholders approved a proposal to change the Fund's industry concentration policy so that the Fund must invest more than 25% of its assets in "real estate related companies" rather than solely in real estate investment trusts (REITs) and related companies.

The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund is subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of large Fund holdings. Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund's assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term "fixed income securities" includes RICs whose objective is income, REITs, bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Note 7. Significant Stockholders

On May 31, 2007, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 2,375,911 shares of Common Stock of the Fund, representing approximately 20.87% of the total Fund shares. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund's primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund.

Note 8. Share Repurchase Program:

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the years ended November 30, 2006 and November 30, 2005, the Fund did not repurchase any of its own shares.

Note 9. Other Information:

Rights Offerings: The Fund, like other closed-end funds, may at times raise cash for investment by issuing a fixed number of shares through one or more public offerings, including rights offerings. Proceeds from any such offerings will be used to further the investment objectives of the Fund.

Notes to Financial Statements (Unaudited)  Boulder Growth & Income Fund, Inc.

Note 10. Recently Issued Accounting Pronouncement

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund's financial statement disclosures.

In February 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - including an amendment of FASB Statement No. 115." SFAS No. 159 permits entities to elect to measure certain financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings at each subsequent reporting date. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 159 will have on the Fund's financial statements.

Management believes that the adoption of FIN 48, SFAS No. 157 and SFAS No. 159 will not have a material impact on the Fund's financial statements.

Additional Information (Unaudited)  Boulder Growth & Income Fund, Inc.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) on the Fund's website located at http://www.boulderfunds.net; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information

The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available on the Fund's website located at http://www.boulderfunds.net. Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Code of Ethics

The Fund files a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer or controller, or persons performing similar functions (the "Senior Officer Code of Ethics"), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund's Senior Officer Code of Ethics is available on the Fund's website locate at http://boulderfunds.net.

Privacy Statement

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Growth & Income Fund, Inc. (the "Fund") have established the following policy regarding information about the Fund's stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, "Personal Information")) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund's business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Additional Information (Unaudited)  Boulder Growth & Income Fund, Inc.

Significant Events

At a board meeting held on July 24, 2006, the Audit Committee selected and the Board ratified Deloitte & Touche LLP as the Fund's independent registered public accounting firm to replace KPMG LLP (KPMG).

The reports of the financial statements audited by KPMG for the Fund for the past 6 years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Board of Directors' Approval (Unaudited)  Boulder Growth & Income Fund, Inc.

Discussion Regarding the Board of Directors' Approval of the Investment Advisory Contracts

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the "Agreements") pursuant to which the Advisers are jointly responsible for managing the Fund's assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Independent Directors, annually approve the terms of the Agreements. At a regularly scheduled meeting held on January 26, 2007, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies; (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund's principal stockholders; (vii) the historical relationship between the Fund and the Advisers, and (viii) the relationship between the Advisers and its affiliated service provider, Fund Administrative Services, LLC ("FAS"). The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers' services and the reasonableness of the Advisers' fees under the Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers' investment services under the Agreements. These materials included a report prepared by an independent consultant, Lipper Analytical Services, Inc. ("Lipper"), comparing the Fund's performance, advisory fees and expenses to a group of leveraged closed-end funds determined to be most similar to the Fund (the "Peer Group") and a broader universe of relevant funds (the "Universe"), in each case as determined by Lipper. In addition, the Board received reports and presentations from the Advisers that described, among other things, the Advisers' financial condition, profitability from its relationship with the Fund, soft dollar commission and trade allocation policies, organizational structure, and compliance policies and procedures. The Board also considered information received from the Advisers throughout the year, including investment performance and expense ratio reports for the Fund.

In advance of the January 26, 2007 meeting, the Independent Directors held a special telephonic meeting with counsel to the Fund and independent legal counsel to the Independent Directors. The principal purpose of the meeting was to discuss the renewal of the Agreements and review the materials provided to the Board by the Advisers in connection with the annual review process. As a result of these discussions, the Independent Directors requested that the Advisers provide supplemental materials to assist the Board in its evaluation of the Agreements. The Board held additional discussions at the January 26, 2007 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board's considerations in connection with its approval of the Agreements. In deciding to approve the Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Agreements. Each Adviser's most recent investment adviser registration form on the Securities and Exchange Commission's Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal

Board of Directors' Approval (Unaudited)  Boulder Growth & Income Fund, Inc.

counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers' key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers' portfolio management personnel. In this regard, it was noted that the Advisers' only clients are the Fund, one other registered investment company (Boulder Total Return Fund, Inc.) and a charitable foundation affiliated with the Horejsi family. Accordingly, the Board was satisfied that the Advisers' investment personnel, including Stewart Horejsi, the Fund's principal portfolio manager, devote a significant portion of their time and attention to the success of the Fund and its investment strategy. The Board also considered the Advisers' policies and procedures for ensuring compliance with applicable laws and regulations. Based on the above factors, the Board concluded that it was generally satisfied with nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since January 2002, when the Advisers became the investment managers for the Fund, as compared to both relevant indices and the performance of the Fund's peer group universe. The Board noted favorably that for the one- and three-year periods ending November 30, 2006, the Fund's performance based upon total return had outperformed the Standard & Poor's 500 Index, the Fund's primary relevant benchmark, and the Dow Jones Industrial Average and Nasdaq Composite, the Fund's secondary benchmarks. The Board also noted favorably that the Fund's performance ranked in the second and third quintile of its Universe (i.e., the top 40% and 60%, respectively, of the funds in the Universe) for these time periods. The Board noted that the Universe was relatively small, ranging between thirteen and sixteen leveraged closed-end funds during these time periods. While acknowledging that the Fund's performance within the Universe was acceptable, the Board did not ascribe a great deal of weight to the Lipper information given the small number of leveraged closed-end funds pursuing investment strategies similar to the Fund. Based on these factors, the Board concluded that the overall performance results supported the renewal of the Agreements.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund's total expense ratio and its various components, including management fees and investment-related expenses. This information included a comparison of the Fund's various expenses to the Peer Group and the Universe. The Board acknowledged that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds. The Fund's management fee expense ranked in the fifth quintile of the eight funds included in the Peer Group. The Board noted that the Fund's stockholders had removed most of the Fund's investment limitations, resulting in a much broader (and more difficult to assess) universe of investment possibilities for the Fund than might otherwise be the case for other "sector" or "industry" oriented funds, which requires a greater degree of portfolio management skill on the part of the Advisers. The Board also considered that the Advisers do not participate in soft dollar or directed brokerage transactions. Instead, the Advisers bear the cost of third party research utilized by the Advisers, increasing the cost to the Advisers of providing investment management services to the Fund and decreasing the Fund's transaction expenses. It was also noted that the Advisers have historically waived fees when the Fund held significant levels of un-invested cash.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund. The Board noted that the costs of the Advisers and FAS had materially increased during the prior year due to an increased need for additional compliance resources, investments in technology and other requirements. Based on its analysis of this information, the Board determined that the level of profits earned by the Advisers from managing the Fund bear a reasonable relationship to the services rendered.

Based on these factors, the Board concluded that the fee under the Agreements was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Board of Directors' Approval (Unaudited)  Boulder Growth & Income Fund, Inc.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund's assets and any economies of scale that may exist. Based on the relatively small size of the Fund, the Board determined that no meaningful economies of scale would be realized until the Fund achieved significantly higher asset levels. The Board also noted that the Advisers' internal costs of providing investment management services to the Fund had increased, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions. Nevertheless, the Board determined that breakpoints should be added to the Fund's advisory fee schedule to reduce the advisory fees in the event the Fund's assets increased over current levels. After some discussion, the Advisers agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on asset levels up to $400 million, 1.10% on assets levels between $400-$600 million; and 1.00% on asset levels exceeding $600 million. This fee waiver agreement has a one-year term and is renewable annually. The Board concluded that these breakpoint levels were acceptable and would appropriately benefit the Fund from any economies of scale realized by the Advisers if the Fund's assets grow.

Stockholder Support and Historical Relationship with the Fund

The Board placed considerable weight on the views of the Fund's largest stockholders, which are affiliated with Mr. Horejsi and the Advisers. As of December 31, 2006, these stockholders held approximately 21% of the Fund's outstanding common shares. The Board understands from Mr. Horejsi that these stockholders are supportive of the Advisers and the renewal of the Agreements. The Board also noted that the Fund had not received any negative feedback from other Fund stockholders with respect to the levels of investment management fees and expenses experienced by the Fund.

Approval

The Board based its decision to approve the renewal of the Agreements on a careful analysis, in consultation with Fund counsel and independent counsel for the Independent Directors, of these and other factors. In approving the Agreements, the Board concluded that the terms of the Fund's investment advisory agreements are reasonable and fair and that renewal of the Agreements is in the best interests of the Fund and its stockholders.

Meeting of Stockholders—Voting Results (Unaudited)  Boulder Growth & Income Fund, Inc.

On April 27, 2007, the Fund held its Annual Meeting of Stockholders to consider the election of Directors of the Fund and certain other proposals. The following votes were recorded:

PROPOSAL 1: (Voting by AMPs Stockholders):

Election of Richard I. Barr as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	116.000	74.4
Withheld	40.000	25.6
TOTAL	156.000	100.0

Election of John S. Horejsi as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	116.000	74.4
Withheld	40.000	25.6
TOTAL	156.000	100.0
PROPOSAL 1: (Voting by Common Stock Stockholders):

Election of Joel W. Looney as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	10,332,250.492	99.3
Withheld	80,048.672	0.7
TOTAL	10,407,879.164	100.0

Election of Dr. Dean L. Jacobson as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	10,338,955.600	99.3
Withheld	73,352.564	0.7
TOTAL	10,407,679.164	100.0

Election of Susan L. Ciciora as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	10,323,836.925	99.2
Withheld	88,462.239	0.8
TOTAL	10,407,879.164	100.0
PROPOSAL 2: (Voting by AMPs Stockholders):

Amendment to the Fund's Investment Restriction

	# of Votes Cast	% of Votes Cast
For	67.000	43.0
Against	32.000	20.5
Abstain	—	—
No Vote	57.000	36.5
TOTAL	156.000	100.0

Meeting of Stockholders—Voting Results (Unaudited)  Boulder Growth & Income Fund, Inc.

PROPOSAL 2: (Voting by Common Stock Stockholders):

Amendment to the Fund's Investment Restriction

	# of Votes Cast	% of Votes Cast
For	6,101,516.496	58.6
Against	203,750.154	1.9
Abstain	70,924.514	0.7
No Vote	4,036,108.000	38.8
TOTAL	10,412,299.164	100.0

Boulder Growth & Income Fund, Inc.

P.O. Box 43027
Providence, RI 02940-3027

Boulder Growth & Income Fund, Inc.
(NYSE: BIF)

Semi-Annual Report

May 31, 2007

Directors

Richard I. Barr
Susan L. Ciciora
John S. Horejsi
Dr. Dean L. Jacobson
Joel W. Looney

Officers

Stephen C. Miller
President

Carl D. Johns
Vice President and Treasurer

Stephanie J. Kelley
Secretary

Nicole L. Murphey
Assistant Secretary

www.boulderfunds.net

If you have questions regarding shares you held in a Brokerage Account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent —PFPC, Inc. at:

P.O. Box 43027
Providence, RI 02940-3027
1-800-331-1710

This report is sent to stockholders of Boulder Growth & Income Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Funds’ full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)
Date	8/8/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)
Date	8/8/2007

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)

Date	8/8/2007

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